FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into and effective as of May 9, 2007 among DCP Midstream Operating, LP, a Delaware limited partnership (the "Borrower"), DCP Midstream Partners, LP, a Delaware limited partnership (the "Parent" and together with all Subsidiaries of the Parent, the "Guarantors"), the Lenders party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of December 7, 2005 (as amended and modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as described below; and

WHEREAS, the Required Lenders are willing to agree to such amendments, subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

(a) Section 7.10(a) of the Credit Agreement is amended in its entirety to read as follows:

(a) Consolidated Leverage Ratio. The Consolidated Leverage Ratio, as of the end of each fiscal quarter of the Parent (other than as set forth below), beginning with the fiscal quarter ending March 31, 2006, shall be less than or equal to 4.75 to 1.0; provided that (i) for the fiscal quarter ending June 30, 2007, the Consolidated Leverage Ratio shall be less than or equal 5.75 to 1.0 and (ii) subject to clause (i), subsequent to the consummation of a Qualified Acquisition, the Consolidated Leverage Ratio, as of the end of the three consecutive fiscal quarters following such Qualified Acquisition shall be less than or equal to 5.25 to 1.0.

(b) Section 8.6(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

(g) (i) unsecured Indebtedness in the form of a bridge term loan in an amount not to exceed $100,000,000 and which shall be due and payable in full no later than November 4, 2007 and (ii) other unsecured Indebtedness in an aggregate amount not to exceed, at any one time outstanding, the greater of (A) $50,000,000 and (B) 10% of Consolidated Net Tangible Assets.

2. Effectiveness; Conditions Precedent. This Amendment shall be and become effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders and the payment of all fees and expenses then due and payable.

3. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document.

4. Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5. Representations and Warranties of the Loan Parties. The Credit Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof, (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) the Collateral Documents continue to create a valid perfected security interest in the Cash Collateral prior to all Liens other than Permitted Liens.

6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Credit Parties hereby release the Administrative Agent, the Issuing Lender, each of the Lenders, and the Administrative Agent's, the Issuing Lender's and each of the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Credit Documents on or prior to the date hereof.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:
DCP MIDSTREAM OPERATING, LP

	By:	/s/ Thomas E. Long
Thomas E. Long
Vice President and Chief Financial Officer

GUARANTORS
DCP MIDSTREAM PARTNERS, LP

By: DCP Midstream GP, LP its General Partner

By: DCP Midstream GP, LLC its General Partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Vice President and Chief Financial Officer

DCP MIDSTREAM OPERATING, LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

DCP ASSETS HOLDING GP, LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

DCP ASSETS HOLDING, LP

By: DCP Assets Holding GP, LLC its General Partner

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

DCP BLACK LAKE HOLDINGS, LP

By: DCP Assets Holding GP, LLC its General Partner

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

ASSOCIATED LOUISIANA INTRASTATE PIPE LINE, LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

DCP INTRASTATE PIPELINE, LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

PELICO PIPELINE, LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

DCP LINDSAY, LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

GAS SUPPLY RESOURCES LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

WILBREEZE PIPELINE, LP

By: DCP Assets Holding GP, LLC its General Partner

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

DCP MIDSTREAM PARTNERS FINANCE CORP.

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

GSRI TRANSPORTATION LLC

By:	/s/ Thomas E. Long
Thomas E. Long Vice President and Chief Financial Officer

LENDERS:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	/s/ Lawrence P. Sullivan
Name: Lawrence P. Sullivan Title: Managing Director

SUNTRUST BANK, as a Lender

By:	/s/ Carmen J. Malizia
Name: Carmen J. Malizia Title: Vice President

CITIBANK N.A., as a Lender

By:	/s/ Todd Mogil
Name: Todd Mogil Title: Attorney-in-Fact

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

KEY BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin D. Smith
Name: Kevin D. Smith Title: Senior Vice President

LEHMAN BROTHERS BANK, FSB, as a Lender

By:	/s/ Janine M. Shegan
Name: Janine M. Shegan Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Brian J. Smith
Name: Brian J. Smith Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tara Narasiman
Name: Tara Narasiman Title: Associate

BANK OF TOKYO-MITSUBISHI TRUST UFJ COMPANY, formerly known as Bank of Tokyo-Mitsubishi Trust Company, as a Lender

By:	/s/ Maria Ferradas
Name: Maria Ferradas Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Oleg Kogan
Name: Oleg Kogan Title: Assistant Vice President